Exhibit 99.1
______________________________________________
PRESS RELEASE
Applied Aerospace & Defense
Reports Third Quarter 2026 Financial Results
Huntsville, AL — November 11, 2026 — Applied Aerospace & Defense (NYSE: AADX)
(“Applied” or "the Company"), a premier provider of advanced design, engineering, and vertically integrated manufacturing solutions for leading and next-generation space and defense technology companies, today reported its financial results for the third quarter ended September
30, 2026.
Third Quarter 2026 & Recent Highlights:
•Achieved record revenue of $182.1 million, up 48.6% year over year
•Generated net income of $30.6 million and diluted earnings per share of $0.18
•Delivered Adjusted EBITDA of $39.7 million, up 37.4% year over year
•Grew contract backlog to nearly $1.3 billion providing solid multi-year revenue visibility
“Our third quarter reflected broad-based demand across our end markets,” said Trip Ferguson,
Chief Executive Officer of Applied. “We delivered record revenue of $182.1 million and Adjusted
EBITDA of $39.7 million. Excluding acquisitions completed in 2026, revenue grew 20.3%, while those acquisitions added capabilities and capacity in areas that matter most to our customers.”
“What distinguishes Applied is the diversity of our growth,” Ferguson continued. “Space and launch systems, defense aviation and airborne systems, and advanced sensing and precision strike systems each delivered double-digit revenue growth, while backlog increased to nearly
$1.3 billion across the portfolio. Our long-standing customer relationships and embedded positions on both enduring programs of record and next-generation programs provide multi-year revenue visibility. We are making strategic investments to support this growth and to expand our content on those programs.”
Third Quarter 2026 Financial Results
Consolidated revenue was $182.1 million, up 48.6% compared to the prior year period of $122.5 million. Revenue growth in the third quarter of 2026 was driven by strength across all the
Company’s key end markets, reflecting continued demand for our highly engineered systems and contributions from recent acquisitions.  Excluding the impact of acquisitions completed in
2026, revenue increased $24.9 million or 20.3%.
The following table presents the Company’s revenue disaggregated by end market for the three and nine months ended September 30, 2026 and 2025:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Space and Launch Systems	$39,148	$29,855	$113,001	$80,662
Defense Aviation and Airborne Systems	94,184	80,279	252,536	227,630
Advanced Sensing and Precision Strike Systems(1)	48,726	12,382	118,190	38,747
Total revenue	$182,058	$122,516	$483,727	$347,039
(1) Formerly C5ISR (Command, Control, Communication, Computers, Cyber, Intelligence, Surveillance,
and Reconnaissance) and Precision Strike Systems end market.  There were no changes to the composition of each end market.
Revenue growth for the three months ended September 30, 2026 in Space and Launch
Systems of $9.3 million was primarily attributable to increased content on launch vehicle programs amid higher launch cadence.
Revenue growth for the three months ended September 30, 2026  in Defense Aviation and
Airborne Systems of $13.9 million was primarily attributable to sustained aftermarket demand across a large installed base of military rotorcraft, as well as continued new production activity.
Demand is supported by increases in global defense budgets across a broad range of fixed-
wing and rotorcraft platforms, including increasing funding for next-generation fixed-wing, vertical lift, and autonomous airborne systems.
Revenue growth for the three months ended September 30, 2026 in Advanced Sensing and
Precision Strike Systems of $36.3 million was primarily attributable to increased sales volume across a range of integrated air and missile defense systems. Near term demand is expected to remain supported by missile and munition rearmament, layered missile defense priorities, and continued national defense and budget investments in next-generation precision strike systems.
Contract Backlog
As of September 30, 2026, the Company had contract backlog of $1.26 billion.  Contract backlog represents the total value of existing contracts, less amounts previously invoiced, as of the backlog date.
Updated Full Year 2026 Outlook
For the full year 2026, the Company now expects total revenue of between $660 million and
$670 million, and non-GAAP Adjusted EBITDA of between $137 million and $142 million. The
Company will provide additional details on its third quarter 2026 earnings call.
Non-GAAP Adjusted EBITDA is provided in the full year 2026 Outlook on a forward-looking basis. The Company does not provide a reconciliation of such forward-looking measures to the most directly comparable financial measures calculated and presented in accordance with
GAAP because such reconciliation cannot be prepared without unreasonable effort given the difficulty of projecting event driven transactional and other non-core operating items in any future period. The magnitude of these items, however, may be significant.
Conference Call and Webcast
Applied will host a conference call today at 8:30 a.m. Eastern Time to discuss the Company's financial results. The live webcast of the conference call and accompanying presentation materials can be accessed through Applied’s website at https://investors.applied-ad.com/. For those unable to access the webcast, the conference call can be accessed by dialing (877)
407-0789 (domestic) or +1 (201) 689-8562 (international) and requesting the Applied Third
Quarter 2026 Earnings Conference Call. An audio replay of the conference call can be accessed by dialing (844) 512-2921 (domestic) or +1 (412) 317-6671 (international) and providing the passcode 13761567.
About Applied Aerospace & Defense
Applied Aerospace & Defense, Inc. is a premier provider of advanced design, engineering, and vertically integrated manufacturing solutions for leading and next-generation space and defense technology companies. Applied builds complex, mission-critical hardware for extreme operating environments across three core markets: Space and Launch Systems, Defense Aviation and
Airborne Systems, and Advanced Sensing and Precision Strike Systems. With over 120 years of advanced manufacturing heritage, Applied employs a nationwide infrastructure of 11 purpose-
built facilities across six states and more than 1.5 million square feet of production capacity, supported by IP-enabled process expertise for the full lifecycle management of rapid prototyping, large-scale production, and aftermarket sustainment of enduring platforms. Applied
Aerospace & Defense is a publicly traded company on the New York Stock Exchange (NYSE)
under the ticker symbol “AADX.” To learn more visit www.applied-ad.com.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements, including statements about our future results of operations, financial condition, business strategy, prospects, and plans and objectives.  Forward-looking statements may be identified by words such as “anticipate,” “believe,” “contemplate,” “continue,”
“could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,”
“target,” “will” or “would,” the negative of these words, or similar terms or expressions, although not all forward-looking statements contain these identifying words.
Forward-looking statements are based on our current expectations and projections about future events and trends we believe could affect our business, financial condition, results of operations, and prospects. These statements involve risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by the forward-
looking statements. Such risks, uncertainties and other factors include, without limitation:
•changes in economic, capital market, and political conditions in the U.S. and globally;
•changes in U.S. or foreign government defense spending, policies, and priorities;
•significant declines in business with key customers, or the cancellation, reduction, or deferral of customer orders;
•our performance on our contracts and programs, including our ability to control costs;
•the rapid pace of technological change, and the potential for reduced demand for our capabilities and products if we fail to keep up;
•our ability to establish and maintain important relationships with government agencies and prime contractors;
•requests or expectations from government customers that we make investments in our business that may not directly benefit stockholders;
•our acquisition strategy, including our ability to complete acquisitions on satisfactory terms and successfully integrate acquired businesses;
•our ability to attract, train, and retain experienced senior management and qualified engineering, operational, and other personnel, and the impact of work stoppages or other labor disruptions;
•shortages, delays, or increased costs associated with critical components, raw materials, and services from suppliers and subcontractors;
•disruptions affecting our manufacturing facilities and operations;
•our ability to renew facility leases on favorable terms, and the potential business impact associated with relocating operations, including risk to our information technology systems and security;
•technology failures, cybersecurity incidents, and unauthorized access to our information systems or sensitive proprietary information;
•settlements, penalties, remediation, and attorney’s fees if we fail to comply with the numerous legal and regulatory requirements to which we are subject;
•fines and compliance- and remediation-related costs associated with environmental, health and safety laws, regulations, and permitting requirements;
•pending, threatened, and future legal and regulatory proceedings, audits, investigations, and other contingencies;
•changes in trade policies, the implementation of sanctions, imposition of tariffs and counter-tariffs, and other trade measures and restrictions;
•our ability to protect and enforce our intellectual property rights and defend against infringement claims;
•our indebtedness, restrictive covenants under our credit facilities, and the effect of debt service obligations on our operational and financial flexibility; and
•other risks and uncertainties described in our filings with the Securities and Exchange
Commission.
You should not rely on forward-looking statements as predictions of future events. The forward-
looking statements in this press release relate only to events as of the date on which the statements are made. Except as required by law, we undertake no obligation to update or revise any forward-looking statements to reflect events, circumstances, or new information after the date of this press release. We may not achieve the plans, intentions, or expectations in our forward-looking statements, and you should not place undue reliance on them. Our forward-
looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments.
Applied Aerospace & Defense, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)
(in thousands, except share and per share data)

	September 30,	December 31,
	2026	2025
Assets
Current assets:
Cash and cash equivalents	$11,456	$15,475
Accounts receivable, net	72,730	71,386
Contract assets	245,603	140,817
Inventories	45,375	57,375
Prepaid expenses and other current assets	10,437	6,521
Total current assets	385,601	291,574
Property, plant and equipment, net	182,819	119,777
Goodwill	582,686	342,491
Intangible assets, net	342,972	199,672
Other assets	41,994	45,787
Total assets	$1,536,072	$999,301
Liabilities and shareholders' equity
Current liabilities:
Accounts payable	$65,191	$37,894
Contract liabilities	29,810	21,550
Accrued expenses and other current liabilities	42,092	26,342
Current portion of long-term debt	5,318	7,068
Current portion of finance lease liabilities	1,772	1,628
Total current liabilities	144,183	94,482
Long-term debt, net	399,150	626,975
Finance lease liabilities, net of current portion	28,735	30,405
Deferred income taxes	56,071	35,184
Other non-current liabilities	49,306	52,791
Total liabilities	677,445	839,837
Shareholders' equity:
Common stock, $0.01 par value; 1,000,000,000 shares authorized, 172,393,518 and 129,678,789 shares issued and outstanding at September 30, 2026 and December 31, 2025	1,724	1,297
Additional paid-in capital	1,059,075	221,850
Accumulated deficit	(201,526)	(63,037)
Accumulated other comprehensive loss	(646)	(646)
Total shareholders' equity	858,627	159,464
Total liabilities and shareholders' equity	$1,536,072	$999,301
Applied Aerospace & Defense, Inc.
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)
(Unaudited)
(in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Revenue	$182,058	$122,516	$483,727	$347,039
Cost of goods sold	139,340	88,180	370,244	249,792
Gross profit	42,718	34,336	113,483	97,247
Selling, general, and administrative expenses	15,992	12,119	167,609	36,065
Intangible asset amortization expense	10,327	6,538	28,540	19,614
Operating income (loss)	16,399	15,679	(82,666)	41,568
Interest expense, net	9,943	17,296	53,963	50,950
Income (loss) before income taxes	6,456	(1,617)	(136,629)	(9,382)
Income tax (benefit) expense	(24,158)	(4,357)	1,860	(134)
Net income (loss) and comprehensive income (loss)	$30,614	$2,740	(138,489)	(9,248)

Earnings (loss) per share – basic and diluted	$0.18	$0.03	$(0.92)	$(0.10)
Weighted average shares outstanding – basic and diluted	172,393,518	88,550,670	151,180,574	88,407,020
Applied Aerospace & Defense, Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited)
(in thousands)

	Nine Months Ended September 30,
	2026	2025
Cash flows from operating activities:
Net loss	$(138,489)	$(9,248)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	42,710	29,481
Share-based compensation expense	113,315	2,406
Non-cash interest expense of debt discount and issuance costs	8,408	2,071
Deferred income taxes	(12,135)	(401)
Net changes in operating assets and liabilities, excluding the effects of acquisitions:
Accounts receivable, net	9,584	(317)
Contract assets	(92,171)	(30,549)
Inventories	20,814	(10,915)
Prepaid expenses and other current assets	721	(9,676)
Accounts payable	16,585	15,245
Contract liabilities	3,585	(8,944)
Accrued expenses and other current liabilities	(44,908)	(3,065)
Operating lease right-of-use assets and liabilities	1,376	1,660
Net cash used in operating activities	(70,605)	(22,252)
Cash flows from investing activities:
Purchases of property and equipment	(42,605)	(10,443)
Payment for acquisitions, net of cash acquired	(305,810)	(10,351)
Net cash used in investing activities	(348,415)	(20,794)
Cash flows from financing activities:
Proceeds from issuance of long-term debt, net of discount	326,935	—
Repayments of long-term debt	(568,976)	(4,259)
Proceeds from revolving line of credit	61,100	27,000
Repayments of revolving line of credit	(56,100)	—
Payments on finance lease liabilities	(1,416)	(640)
Payments on equipment financing obligations	(879)	(741)
Capital contributions received	18,700	—
Net proceeds from issuance of common stock in initial public offering	635,637	—
Net cash provided by financing activities	415,001	21,360
Net decrease in cash and cash equivalents	(4,019)	(21,686)
Cash and cash equivalents, beginning of period	15,475	27,466
Cash and cash equivalents, end of period	$11,456	$5,780
Non-GAAP Financial Measures
We present in this press release certain financial information based on our Adjusted EBITDA,
Adjusted EBITDA Margin, and Free Cash Flow. The non-GAAP financial measures are supplemental measures of our performance that we believe help investors understand our financial condition and operating results and assess our future prospects. We believe that presenting these non-GAAP financial measures, in addition to the corresponding GAAP financial measures, is important because they exclude non-cash or other items that may not be indicative of or are unrelated to our core operating results and the overall health of our company. We believe that providing this information assists our investors in understanding our operating performance and the methodology used by management to evaluate and measure such performance. We also use Free Cash Flow as a key factor in planning for and consideration of strategic acquisitions and repayment of debt.  When read in conjunction with our GAAP results, these non-GAAP financial measures provide a baseline for analyzing trends in our underlying businesses and can be used by management as one basis for financial, operational and planning decisions. Finally, these measures are often used by analysts and other interested parties to evaluate companies in our industry.
We define Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, as adjusted to eliminate certain non-cash charges and other items not reflective of ongoing operations, which include: acquisition-related expenses, integration expenses and restructuring costs, share-based compensation expense and other costs. We define Adjusted EBITDA Margin as Adjusted EBITDA expressed as a percentage of revenue.  We define Free Cash Flow as cash provided by (used in) operating activities less purchases of property and equipment.
Although we use Adjusted EBITDA, Adjusted EBITDA Margin, and Free Cash Flow for the
purposes described above, these non-GAAP financial measures have inherent limitations and should neither be considered in isolation nor as substitutes for analyzing our financial results as reported under GAAP. For example, Adjusted EBITDA and Adjusted EBITDA Margin:
•do not reflect significant interest expense or the related cash requirements to service our debt;
•exclude depreciation and amortization, which are non-cash charges, but do not account for the future cash needs to replace depreciated or amortized assets;
•exclude substantial amortization expense associated with our intangible assets, limiting the measures’ usefulness;
•do not include our provision for income taxes which generally represents taxes paid in the period or that are payable in the future, which are necessary aspects of our operations;
•exclude share-based compensation expense, which is an important component of employee compensation; and
•exclude costs related to the IPO and certain acquisition-related and post-merger integration and restructuring costs, which are necessary elements of certain acquisitions.
Because of these limitations, Adjusted EBITDA, Adjusted EBITDA Margin, and Free Cash Flow
should not be considered as measures of cash available for investment in our business.
Management addresses these limitations by evaluating these metrics alongside other GAAP measures, such as revenue, to assess our operating performance. These metrics are non-
GAAP financial measures, are not defined by GAAP and should not be considered alternatives to net income (loss) or cash flows from operations as determined under GAAP. Moreover, our methods of calculating Adjusted EBITDA, Adjusted EBITDA Margin, and Free Cash Flow may
differ from those used by other companies with similarly titled measures and therefore may not be directly comparable.
Adjusted EBITDA
The following table sets forth the reconciliation of net income (loss) to Adjusted EBITDA and presentation of net income (loss) margin and Adjusted EBITDA margin for the three and nine months ended September 30, 2026 and 2025:

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except percentages)	2026	2025	2026	2025
Net income (loss)	$30,614	$2,740	$(138,489)	$(9,248)
Income tax (benefit) expense	(24,158)	(4,357)	1,860	(134)
Interest expense, net	9,943	17,296	53,963	50,950
Depreciation and amortization	15,474	10,094	42,710	29,481
Share-based compensation expense	2,473	802	113,315	2,406
Transaction costs(1)	1,816	75	20,977	637
Integration and restructuring costs(2)	3,507	757	7,827	4,134
Legal contingencies loss(3)	—	137	—	253
Management fees(4)	—	406	482	1,083
Other(5)	—	919	—	956
Adjusted EBITDA	$39,669	$28,869	$102,645	$80,518
Net income (loss) margin	16.8%	2.2%	(28.6)%	(2.7)%
Adjusted EBITDA margin	21.8%	23.6%	21.2%	23.2%
(1)Includes transaction-related costs associated with mergers, acquisitions, and costs related to the IPO.
(2)Includes acquisition integration and restructuring costs, including plant consolidation and reconfiguration, reductions in force, and executive severance expense.
(3)Includes losses from legal disputes and settlements from third parties.
(4)Includes management fees paid to our parent company in accordance with our management services agreement which was terminated upon the closing of the IPO.
(5)Includes other costs that we believe are not indicative of day-to-day operations of the business.
Free Cash Flow
The following table sets forth the reconciliation of net cash provided by (used in) operating activities to free cash flow for the three and nine months ended September 30, 2026 and 2025: :

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2026	2025	2026	2025
Cash provided by (used in) operating activities	$11,486	$(5,586)	$(70,605)	$(22,252)
Less: Purchases of property and equipment	(20,966)	(6,430)	(42,605)	(10,443)
Free cash flow	(9,480)	(12,016)	(113,210)	(32,695)
###
Contacts:
David Myers, SVP Marketing & Strategy
David.Myers@applied-aerospace.com
Investor Contact:
Applied@icrinc.com